UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2004


                            FIRST SOUTH BANCORP, INC.
                            -------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Virginia                    0-22219                     56-1999749
          --------                    -------                     ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                1311 Carolina Avenue, Washington, North Carolina
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



              Registrant's telephone number, including area code:

                                 (252)-946-4178
                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable
     (b)  Not applicable
     (c)  The following exhibit is filed herewith:

               EXHIBIT 99.1 - PRESS RELEASE DATED APRIL 15, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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On April 15, 2004, First South Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release dated April 15, 2004 is attached to this Report as an exhibit (Exhibit 99.1) and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        FIRST SOUTH BANCORP, INC.
                                        (Registrant)


Date: April 15, 2004                    By: /s/ William L. Wall
                                            -------------------
                                                William L. Wall
                                                Executive Vice President
                                                Chief Financial Officer and
                                                Secretary